EXHIBIT 10.9 (i)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into this 1st day of November 2002 by and between Sunswipe Australasia Pty Ltd, of Bickhams Court East St. Kilda, Victoria 3183, Australia ("Assignor") and Cohero Group, Inc., of 253 5th Avenue 7th Floor, New York, NY 10016 ("Assignee).

         Pursuant to the terms of this Agreement, in exchange for the satisfaction of $119,859.15 (USD) of obligations owed by Assignor by Assignee in connection with the loan arrangements reached in Febraury 2002, Assignor hereby assigns, conveys, transfers and delivers all of its right, title and interest in and to $119,859.15 (USD) of that certain Promissory Note (Loan Agreement) dated January 4, 2001 (the "Loan") due from VideoDome.com Networks, Inc. a California corporation (the "Obligor") to Assignor (the "Note Assingment").

         In connection with and limited to the Note Assignment, Assignee hereby agrees to assume all of Assignor's obligations under that certain Loan Agreement dated January 4, 2001 between Assignor and the Obligor.

         IN WITNESS WHEREOF, Assignor, Assignee and the Obligor have duly executed this Assignment and Assumption Agreement as of the date first above written.


                                                 SUNSWIPE AUSTRALASIA PTY LTD

                                                 By: /s/Lisa Mochkin
                                                 Name: Lisa Mochkin
                                                 Title: Director


                                                 COHERO GROUP, INC.


                                                 By: /s/ Mendel Mochkin
                                                 Name: Mendel Mochkin
                                                 Title: Managing Director
                                    .
AGREED TO AND ACCEPTED
THIS 4th DAY OF NOVEMBER  2002

VIDEODOME.COM NETWORKDS, INC.

By: /s/ Daniel Aharonoff
Name: Daniel Aharonoff
Title: Chief Executive Officer